DELAWARE GROUP® EQUITY FUNDS V

Delaware Wealth Builder Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus (the “Prospectus”)
dated March 27, 2020

On June 10, 2020, the Board of Trustees of the Fund approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) as sub-advisors to the Fund.  In connection with these appointments, the Board of Trustees voted to approve changes to the Fund’s investment strategies, the appointment of MIMAK’s portfolio manager team to provide asset allocation services to the Fund, and MIMGL to manage real estate investment trust securities and other equity securities from time to time and as directed by MIMAK to take effect on or about the date of this supplement.

In connection therewith, effective immediately, the following replaces the information in the section of the Fund’s summary prospectus entitled “What are the Fund’s principal investment strategies?”:

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK,” or the “Sub-advisor”), with respect to its role as sub-advisor of the Fund.

The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds, investment grade fixed income securities, and US government securities.
Under normal circumstances, at least 50% of the Fund’s total assets will be invested in income-generating equity securities, including real estate investment trusts (REITs). While debt securities may comprise up to 50% of the Fund’s total assets, no more than 45% of the Fund’s total assets will be invested in high yield, high-risk debt securities. No more than 25% of the Fund’s total assets will be invested in any one industry sector nor, as to 75% of the Fund’s total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

In allocating assets, Macquarie Investment Management Austria Kapitalanlage (MIMAK), the Fund’s sub-advisor, will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.

MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.  The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

It is expected that the proportion of the Fund’s total assets invested in income-generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund’s total assets. The proportion of the Fund’s total assets in debt securities will correspondingly vary from 0% to 50% of the Fund’s total assets.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMEL, MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Effective immediately, the following replaces the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Chief Investment Officer – Global Multi-Asset Team	June 2020
Jürgen Wurzer	Deputy Head of Portfolio Manager – Global Multi-Asset Team	June 2020

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.